Exhibit 99.1 th 40 Annual J.P. Morgan Healthcare Conference Tim Walbert Chairman, President and Chief Executive Officer Liz Thompson, Ph.D. Executive Vice President, Research and Development January 10, 2022

Forward-Looking Statements This presentation contains forward-looking statements, including, but not limited to, statements related to Horizon’s full-year 2021 net sales and adjusted EBITDA guidance; expected financial performance and operating results in future periods, including potential growth in net sales of certain of Horizon’s medicines; development, manufacturing and commercialization plans; expected timing of clinical trials, studies and regulatory submissions; potential market opportunity for and benefits of Horizon’s medicines and medicine candidates; and business and other statements that are not historical facts. These forward-looking statements are based on Horizon’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks that Horizon’s actual future financial and operating results may differ from its expectations or goals; Horizon’s ability to grow net sales from existing medicines; impacts of the COVID-19 pandemic and actions taken to slow its spread, including impacts on supplies and net sales of Horizon’s medicines and potential delays in clinical trials; the fact that Horizon’s full-year 2021 net sales, adjusted EBITDA and TEPEZZA net sales guidance and the expected timing of certain TEPEZZA clinical trials assume that future committed manufacturing slots for TEPEZZA are not cancelled and are run successfully, which could be impacted by additional government- mandated COVID-19 vaccine production orders and other risks associated with the manufacture of biologic medicines; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; the availability of coverage and adequate reimbursement and pricing from government and third-party payers; risks relating to Horizon’s ability to successfully implement its business strategies, including its manufacturing and global expansion strategy; risks inherent in developing novel medicine candidates and existing medicines for new indications; risks associated with regulatory approvals; risks in the ability to recruit, train and retain qualified personnel; competition, including potential generic competition; the ability to protect intellectual property and defend patents; regulatory obligations and oversight, including any changes in the legal and regulatory environment in which Horizon operates and those risks detailed from time-to-time under the caption Risk Factors and elsewhere in Horizon’s filings and reports with the SEC. Horizon undertakes no duty or obligation to update any forward- looking statements contained in this presentation as a result of new information. 2

Horizon is a Leading, Innovation-Driven Biotech with a Top-Tier Growth Profile

Commercial

~$10B peak annual net sales

potential across three high-growth biologic medicines and pipeline[1]

Pipeline

>20 pipeline programs

with 8 data readouts expected in 2022-2023[2]

Capital Structure

>$1.5B in cash

and cash equivalents at Dec. 31, 2021[3]

Growth Profile

Top-tier growth

delivered >38% 3-year CAGR[4]; targeting strong double-digit net sales and adj. EBITDA growth, and adj. EBITDA margin expansion[5]

Strategic Goals

- **Maximize value of on-market medicines through commercial execution and clinical investment**
- **Expand our pipeline through aggressive internal investment and external business development**
- **Build a global presence in targeted international markets**

EBITDA: Earnings before interest, taxes, depreciation, and amortization. Adjusted EBITDA is a non-GAAP measure; see reconciliations at the end of the presentation for a reconciliation of GAAP to non-GAAP measures. | IgG4-RD: Immunoglobulin G4-related disease.
(1) Horizon estimate of peak non-risk-adjusted sales for TEPEZZA, KRYSTEXXA, UPLIZNA, daxdilimab, dazodalibep, HZN-825 and ARO-XDH. UPLIZNA peak sales estimate assumes three global indications in neuromyelitis optica spectrum disorder, myasthenia gravis and IgG4-RD. Assumes each development program successfully completes clinical development, attains regulatory approval for Horizon's intended indications and is successfully commercialized. (2) Because the UPLIZNA IgG4-RD trial is an event-driven trial, the readout timing may extend beyond 2023. (3) Horizon estimate based on preliminary cash and cash equivalents at Dec. 31, 2021, which is unaudited and subject to adjustment. (4) Uses FY18 net sales and adj. EBITDA and midpoint of FY21 net sales and adj. EBITDA guidance as of Nov. 3, 2021, under the new adj. EBITDA classification described in Horizon's Form 8-K filed on Dec. 16, 2021. By this presentation Horizon is not updating or confirming its prior guidance. (5) Horizon's goals are to achieve strong double-digit net sales and adj. EBITDA growth for 3-year CAGR 2021 to 2024; and adj. EBITDA margin expansion.

HORIZON 3

2021 Accomplishments

Pipeline Expansion

- **Acquired Viela** and its deep, mid-stage pipeline and experienced R&D team
- **Initiated 7 clinical trials**; added 16 new programs
- **Announced five new programs** for daxdilimab (HZN-7734) and dazodalibep (HZN-4920)
- **Announced positive topline results** from KRYSTEXXA MIRROR and PROTECT trials
- Entered into agreements with **Arrowhead** and **Alpine** to develop preclinical candidates in gout and autoimmune diseases

Commercial Execution

- Achieved **first billion-dollar medicine** with TEPEZZA(1)
- Continued to execute on our **immunomodulation strategy**; KRYSTEXXA plus **immunomodulation use increased to >45%(2)** from >30%(2)
- **Relaunched UPLIZNA**, a rare disease biologic for NMOSD
- **Resumed TEPEZZA commercial supply** following short-term government-mandated disruption
- Added **second TEPEZZA drug product manufacturer** following U.S. FDA approval

Global Expansion

- **Established infrastructure** in Europe and other targeted international markets
- **In Europe:** Received positive CHMP opinion for UPLIZNA in NMOSD
- **In Japan:** Submitted TEPEZZA clinical trial design; presented at key TED congresses reaching ~700 clinicians; accelerated disease state education
- Prepared regulatory filings for UPLIZNA and TEPEZZA to launch in **key markets in 2022 and beyond**
- Acquired biologics **drug product manufacturing facility**

NMOSD: Neuromyelitis optica spectrum disorder. | CHMP: Committee for Medicinal Products for Human Use. | TED: Thyroid Eye Disease.
(1) TEPEZZA year-to-date net sales of $1.07B as of Sept. 30, 2021. (2) Horizon analysis of Hub and claims data of KRYSTEXXA-treated patients also receiving immunomodulators as of Nov. 3, 2021 (>45%) and January 2021 (>30%).

HORIZON 4

Strong Track Record of Execution While Increasing R&D Investment

Revenue Growth ($M)


>38% CAGR
$1,208
$1,300
$2,200
$3,185(1)
2018
2019
2020
2021E

Adj. EBITDA Growth ($M)


>40% CAGR
$451
$474
$966
$1,240(2)
2018
2019
2020
2021E

R&D Investment ($M)


6% of net sales
7% of net sales
5% of net sales
Approaching DD as a % of net sales(1)
2018
2019
2020
2021E

Financial Goals

- Generate strong double-digit net sales growth[3]
- Generate strong double-digit adjusted EBITDA growth[3]
- Generate meaningful adjusted EBITDA margin expansion
- Maintain R&D investment at double-digits as a % of sales
- Generate top-tier performance for our shareholders

CAGR: Compound annual growth rate. | DD: Double-digit. | EBITDA: Earnings before interest, taxes, depreciation, and amortization. Adjusted EBITDA is a non-GAAP measure; see reconciliations at the end of the presentation for a reconciliation of GAAP to non-GAAP measures.
(1) Midpoint of full-year 2021 net sales guidance as of Nov. 3, 2021. By this presentation Horizon is not updating or confirming its prior guidance. (2) As discussed in an 8-K filed on Dec. 16, 2021, Horizon will no longer exclude upfront and milestone payments related to collaboration and license agreements from its reported non-GAAP financial measures. The adj. EBITDA provided here for 2018-2021 conforms to the new classification. 2021 represents the midpoint of full-year adj. EBITDA guidance as of Nov. 3, 2021, under the new classification. By this presentation Horizon is not updating or confirming its prior guidance. (3) Horizon's goals are to achieve strong double-digit net sales and adj. EBITDA growth for 3-year CAGR 2021 to 2024; and adj. EBITDA margin expansion.

HORIZON
5

What Sets Horizon Apart Excellence in Proven and Disciplined Strong Research and Commercial Execution Business Development Development Capability We accelerate the growth We acquire and license We leverage deep drug trajectory and maximize the medicines through our development experience and potential of our medicines strong in-house business an agile approach to through best-in-class development capability, continually innovate with our commercial execution focused on opportunities existing medicines and bring where we are uniquely new ones to market positioned to drive value 6

Business Development: Strong Track Record Based on a Disciplined Approach and Smart Commercial Perspective KRYSTEXXA: Total Net Sales Achieved to Date is TEPEZZA: Total Net Sales Achieved to Date is Already More Than 3x the Acquisition Cost Already More Than 16x the Upfront Acquisition Cost >3x >16x (3) (1) >$2.445B >$1.805B $510M (2) $145M Acquisition Cost Cumulative Net Sales Through 2021 Upfront Payment Cumulative Net Sales Through 2021 (1) KRYSTEXXA net sales from 2016 through 2021; net sales in 2021 based on Horizon guidance of >$550M as of Nov. 3, 2021. By this presentation Horizon is not updating or confirming its prior guidance. (2) Does not include milestone payments or royalties. (3) Assumes net sales in 2021 based on Horizon guidance of >$1.625B as of Nov. 3, 2021. By this presentation Horizon is not updating or confirming its prior guidance. 7

Business Development Will Continue to Play a Critical Role in Building Our Pipeline Strong Year-End Cash Position Year-End Cash and Cash Equivalents • Maintaining strong focus in rare diseases with significant unmet need $1.34B in cash used $2.1B for Viela • Deepening our presence in autoimmune and acquisition severe inflammatory diseases $1.1B $1.0B >$1.5B in year-end • Balancing the pipeline across early-to- (1) cash late-stage programs 2018 2019 2020 2021 st • Increasing research-based partnerships and Year-End cash as of December 31 Cash used for acquisition of Viela which closed on Mar. 15, 2021 collaborations (1) Based on preliminary cash and cash equivalents at Dec. 31, 2021, which is unaudited and subject to adjustment. 8

Prioritizing Our Pipeline Through Focused Internal Innovation and Strategic External Business Development

R&D Strategy: Expanding Our Pipeline by Broadening Our Ambitions and Significantly Increasing Our R&D Investment Expand therapeutic Maximize pipeline Expand our early-stage Build research areas of focus to build molecules through pipeline through capabilities to generate on established areas of internal research and partnerships and discovery-stage expertise development collaborations candidates Added neuroimmunology, Announced five new programs for HemoShear, Arrowhead and Building an internal engine to begin dermatology and respiratory daxdilimab (HZN-7734) and Alpine collaborations to generate high-quality INDs in the dazodalibep (HZN-4920) coming years ahead Foundational Elements • Maximize potential of • Expand our pipeline through • Add top talent to R&D on-market medicines business development function IND: Investigational new drug. 10

Expanding Our Pipeline to Drive Long-Term Growth; 16 Programs Added in 2021

Program	Potential Indication
UPLIZNA	Myasthenia Gravis (MG)
	IgG4-Related Disease (IgG4-RD)
	Kidney Transplant Desensitization
Daxdilimab (HZN-7734)	Systemic Lupus Erythematosus (SLE)
	Alopecia Areata (AA)[1]
	Discoid Lupus Erythematosus (DLE)[1]
	Lupus Nephritis (LN)[1]
	Dermatomyositis (DM)[1]
Dazodalibep (HZN-4920)	Sjögren's Syndrome
	Rheumatoid Arthritis
	Kidney Transplant Rejection
	Focal Segmental Glomerulosclerosis (FSGS)[1]
HZN-825	Diffuse Cutaneous Systemic Sclerosis (dcSSc)
	Idiopathic Pulmonary Fibrosis (IPF)[1]
TEPEZZA	OPTIC-J (Japan)[1]
	Subcutaneous Administration
	Diffuse Cutaneous Systemic Sclerosis (dcSSc)
HZN-1116	Autoimmune Diseases
ARO-XDH	Next-Gen Uncontrolled Gout
HemoShear	Novel Gout Targets
Alpine	Autoimmune Diseases


Preclinical
Phase 1
Phase 2
Phase 3

- **>20 programs** in total
- **7 programs** expected to initiate in 2022
- **8 data readouts** anticipated in 2022-2023[2]
- **10 potential approvals** in the second half of the decade
- **4 additional Phase 4 programs:**
  - TEPEZZA chronic TED
  - KRYSTEXXA shorter infusion duration
  - KRYSTEXXA monthly dosing
  - KRYSTEXXA retreatment

New programs added in 2021

Existing programs from 2020

IgG4: Immunoglobulin G4. TED: Thyroid Eye Disease.
(1) Planned programs; not yet initiated.
(2) Because the UPLIZNA IgG4-RD trial is an event-driven trial, the readout timing may extend beyond 2023.

HORIZON

11

We Have Meaningfully Expanded Our Therapeutic Areas of Focus Core Therapeutic Areas Areas of Expansion Rheumatology Nephrology Neuroimmunology Dermatology KRYSTEXXA MIRROR, KRYSTEXXA PROTECT, (1) UPLIZNA in myasthenia gravis (Ph. 3) daxdilimab (HZN-7734) in dazodalibep in kidney Daxdilimab in alopecia areata (Ph. 2) , (1) and IgG4-related disease (Ph. 3) systemic lupus erythematosus (Ph. 2) and transplant rejection (Ph. 2) and discoid lupus erythematosus (Ph. 2) and (1) (1) dazodalibep (HZN-4920) in focal segmental glomerulosclerosis (Ph. 2) dermatomyositis (Ph. 2) (1) Sjögren’s syndrome (Ph. 2) and daxdilimab in lupus nephritis (Ph. 2) Ophthalmology Endocrinology Respiratory HZN-825 in diffuse cutaneous systemic sclerosis (Ph. 2) and TEPEZZA in chronic TED (Ph. 4) and (1) idiopathic pulmonary fibrosis (Ph. 2) subcutaneous administration (Ph. 1) IgG4: Immunoglobulin G4. TED: Thyroid Eye Disease. (1) Planned programs; not yet initiated. 12

The Viela Acquisition Brought Us Four Pipeline Molecules

UPLIZNA

Next Generation B-Cell Depleter



UPLIZNA
CD19
B cell
T cell
Plasmablast
CD19
Plasma cells
CD19

- Anti-CD19 humanized monoclonal antibody engineered for deep, broad and durable B-cell depletion
- Approved for NMOSD
- **Data readouts in MG, IgG4-RD and kidney transplant desensitization expected in 2023[(1)]**

Dazodalibep (HZN-4920)

Internally Designed Next Generation CD40L Antagonist



HZN-4920
B cell
CD40L
T cell
Plasmablast
CD19
Plasma cells
CD19

- CD40L antagonist designed to block a central pathway involved in many autoimmune and inflammatory diseases
- Three Phase 2 trials underway; initiating FSGS trial in 2022
- **Data readouts in kidney transplant rejection and RA expected in 2022; Sjögren's syndrome expected in 2023**

Daxdilimab (HZN-7734)

First and Only pDC Depleter in Clinical Development



HZN-7734
TNF
ILT7
pDC
IFNα
Inflammatory mediators
IL-6
Innate Immunity Pathway

- Fully human monoclonal antibody that depletes pDCs through a differentiated mechanism of action
- Pursuing five indications; expect to initiate four trials in 2022
- **Data readout in SLE expected in 2023**

HZN-1116

A First-In-Class FLT3-Ligand Antagonist



pDC
FLT3
FLT3L
Innate Immunity Pathway
HZN-1116
FLT3L
Inflammatory mediators
IL-15
FLT3
IL-12
cDC
IL-23

- Human monoclonal antibody that binds and neutralizes the function of FLT3L, reducing pDCs and cDCs
- Phase 1 basket trial underway in autoimmune diseases

CD19: Cluster of differentiation 19. | NMOSD: Neuromyelitis optica spectrum disorder. | MG: Myasthenia gravis. | IgG4-RD: Immunoglobulin G4-related disease. | CD40L: Cluster of differentiation 40 ligand. | FSGS: Focal segmental glomerulosclerosis. RA: Rheumatoid arthritis. | pDC: Plasmacytoid dendritic cell. | SLE: Systemic lupus erythematosus. | IFNα: Interferon-α. | IL6: Interleukin 6. | ILT7: Immunoglobulin-Like Transcript 7. | TNF: Tumor Necrosis Factor. | FLT3: FMS-like tyrosine kinase-3. cDC: Conventional dendritic cell. | FLT3L: FMS-like tyrosine kinase-3 ligand. | IL15: Interleukin 15. | IL12: Interleukin 12. | IL23: Interleukin 23. (1) Because the UPLIZNA IgG4-RD trial is an event-driven trial, the readout timing may extend beyond 2023.

HORIZON

13

Maximizing Pipeline Molecules Through Internal Research and Development; 5 New Trials for Daxdilimab and Dazodalibep Expected to Initiate in 2022

Daxdilimab (HZN-7734)

Alopecia Areata (AA)



- **AA:** an autoimmune disorder characterized by nonscarring hair loss
- **Next step:** Phase 2 trial expected to start in 1H 2022

Discoid Lupus Erythematosus (DLE)



- **DLE:** chronic, inflammatory skin condition characterized by sores that can result in scarring
- **Next step:** Phase 2 trial expected to start in 1H 2022

Lupus Nephritis (LN)



- **LN:** an autoimmune, inflammatory condition of the kidney; efficacy in LN may increase adoption of daxdilimab in SLE patients
- **Next step:** Phase 2 trial expected to start in 2H 2022

Dermatomyositis (DM)



- **DM:** autoimmune, inflammatory disorder characterized by rashes that often burn and debilitating muscle weakness
- **Next step:** Phase 2 trial expected to start in 2H 2022

Dazodalibep (HZN-4920)

Focal Segmental Glomerulosclerosis (FSGS)



- **FSGS:** a rare disease that attacks the kidney's filtering units (glomeruli) and causes serious scarring, leading to permanent kidney damage and even failure
- **Next step:** Phase 2 trial expected to start in 2H 2022

HORIZON

14

Building a Robust Research Organization and Discovery Engine to Drive Long-Term Growth Driven by External Partnerships Driven by Horizon Research Balanced between internal Aligned with our therapeutic Focused on matching the right Built by growing our talented and external opportunities areas of focus modality to scientific / patient research team and capabilities needs Building an internal engine to generate high-quality INDs over the coming years IND: Investigational new drug. 15

Expanding our Research Footprint Through External Collaboration and Business Development 1 2 Leverage expertise and complementary As the leader in gout, realized unmet need for (1) mechanisms of action to develop novel therapies >500K patients who do not respond to standard for autoimmune and inflammatory diseases of care or are not candidates for KRYSTEXXA Expand Our Presence in Autoimmune Disease Sought Out External Collaborations to Fill this Unmet Need • Using Alpine’s unique discovery platform for the • Using RNAi, ability to silence the gene associated • Using cell-based models of gout; identified and development of up to four preclinical candidates with high sUA validated two novel targets for reducing uric acid • Includes lead, potential first-in-class preclinical • Subcutaneously administered medicine candidate • Orally administered medicine candidates candidate as well as a research collaboration to jointly generate additional novel candidates Driving earlier-stage innovation through internal research, research-based partnerships and collaborations RNAi: Ribonucleic acid interference. | sUA: Serum uric acid. (1) Approximate number of patients in addressable target market; Horizon estimates. 16

Advancing Horizon's Position as a Leading Biotech With a Rapidly Growing Pipeline

Expanding Our Pipeline
Through Aggressive Internal Investment and External Business Development

- Expanding therapeutic areas of focus
- Maximizing pipeline molecules
- Expanding our early-stage pipeline through partnerships and collaborations
- Building research capabilities to generate discovery-stage candidates

2020

- **13 pipeline programs**
- **Acquired HZN-825**, an $LPAR_1$ antagonist; added new therapeutic area in respiratory
- **Initiated development program** to assess potential for TEPEZZA subcutaneous administration
- **Announced 4 new programs** for TEPEZZA, KRYSTEXXA and HZN-825
- **R&D spend** at 5% of net sales

2021

- **>20 pipeline programs**; initiated 7 trials; added 16 new programs
- **Acquired Viela** with its deep mid-stage pipeline and R&D team
- **Added two new therapeutic areas** in neuroimmunology and dermatology
- **Entered into collaborations** with Arrowhead and Alpine
- **Announced 5 new programs** for daxdilimab and dazodalibep
- **Announced positive topline data** from MIRROR and PROTECT trials
- **R&D spend** approaching double-digits as a % of net sales

Long Term

- **10 potential approvals** in the second half of the decade
- **8 data readouts** expected in 2022-2023(1)
- **7 programs** expected to initiate in 2022 from our existing pipeline
- **Significantly increase R&D spend**; maintain at double-digits as a % of net sales
- **Expand pipeline** through internal innovation and business development
- **Generate high-quality** INDs through internal R&D
- Continue to build out our R&D organization with **top talent**

$LPAR_1$: Lysophosphatidic acid receptor 1. | IND: Investigational new drug.
(1) Because the UPLIZNA IgG4-RD trial is an event-driven trial, the readout timing may extend beyond 2023.

HORIZON
17

Commercial Execution Generating strong, continued growth for TEPEZZA, KRYSTEXXA and UPLIZNA

TEPEZZA: One of the Most Successful Rare Disease Medicine Launches; Investing to Drive Continued Strong Double-Digit Net Sales Growth in the Years Ahead

TEPEZZA is the First and Only Medicine Approved for Thyroid Eye Disease

- **15K-20K:** Estimated U.S. annual incidence of acute moderate to severe TED patients (lasts 1-3 years)[1]
- **>70K:** Estimated U.S. prevalence of chronic TED patients[1]
- **3K-5K:** Estimated addressable annual incidence of acute TED patients in Japan[1]
- Evaluating launches in several additional countries

2020

- **$820M** of U.S. net sales
- **Initiated** TED market education efforts 6-12 months prior to January 2020 FDA approval
- **Educated** patients and physicians on TEPEZZA and TED; initiated DTC campaigns
- **Established** market structure and site-of-care network to simplify the patient journey

2021

- **>$1.625B** of U.S. net sales[2]
- **Executed strong relaunch** following government-mandated supply disruption
- **Invested further** in DTC to increase awareness of TED
- **Completed doubling** of commercial and field-based organization to further expand our prescriber base
- **Initiated** chronic TED trial
- **Submitted** Japan trial design
- Added **second drug product manufacturer**

Long Term

- **>$3.5B** peak global annual net sales potential[3]
- **Increase penetration** among our core prescribers and continue to expand the overall prescriber base
- **Chronic TED trial** readout to increase penetration
- Initiate and complete **Japan clinical trial**
- Launch TEPEZZA in **Japan and other international markets**[4]
- Improve patient experience with **subcutaneous administration program**

TED: Thyroid Eye Disease. | DTC: Direct-to-consumer. (1) Horizon estimate. (2) Full-year 2021 TEPEZZA net sales guidance as of Nov. 3, 2021. By this presentation Horizon is not updating or confirming its prior guidance. (3) Horizon estimate of TEPEZZA peak U.S. annual net sales of >$3B and TEPEZZA ex-U.S. estimate of >$500M peak annual net sales. (4) Subject to successful clinical trials and regulatory approvals.

HORIZON

19

TEPEZZA: Significant Opportunity Exists to Exceed $3.5B in Global Peak Annual Net Sales Growth Drivers: Objective to Drive Continued Strong Exceptional Launch and Significant Uptake and Expand TEPEZZA to More Patients Peak Annual Net Sales Opportunity (2) >$3.5B Increase the reach to new prescribers while further penetrating 1 our existing prescriber base >98% Increase penetration in the chronic (1) 2 >$1.625B population through data generation $820M Maximize the potential of TEPEZZA 3 through global expansion 2020 2021E Peak (1) Full-year 2021 TEPEZZA net sales guidance as of Nov. 3, 2021. By this presentation Horizon is not updating or confirming its prior guidance. (2) Horizon estimate of TEPEZZA peak U.S. annual net sales of >$3B and TEPEZZA ex-U.S. estimate of >$500M peak annual net sales. 20

KRYSTEXXA: Our Strategy Has Significantly Accelerated Growth; Expect to Drive Strong Double-Digit Net Sales Growth in the Years Ahead

KRYSTEXXA is the Only Medicine Approved For Uncontrolled Gout

- **9.5M:** Estimated U.S. gout patients growing at low-single digits per year[(1)]
- **>100K:** Uncontrolled gout patients appropriate for KRYSTEXXA in the U.S., growing in line with gout population[(2)]
- **<5% penetration**[(3)]; significant opportunity exists

2017

- **$156M** of net sales
- **Initiated** immunomodulation strategy
- Immunomodulation use in the **low-to-mid single digits**[(4)]
- **Doubled** commercial team; rheumatology focused
- **Identified nephrology** as an additional therapeutic area

2021

- **>$550M** of net sales[(5)]
- Announced **positive topline results** from MIRROR trial; **immunomodulation use >45%**[(4)]
- Announced **positive topline results** from PROTECT trial
- Completed expansion of **dedicated nephrology sales team**

Long Term

- **>$1B** peak U.S. net sales potential[(6)]; **70-80% immunomodulation use**[(7)]
- **Submit sBLA** in Q1 2022; disseminate MIRROR data; potential label update in 2H 2022
- Establish KRYSTEXXA plus immunomodulation as the **standard of care**
- **Increase penetration** in both rheumatology and nephrology
- Improve patient experience with **monthly dosing** and **shorter infusion duration**

Uncontrolled gout: Chronic gout refractory (unresponsive) to conventional therapies. | sBLA: Supplemental Biologics License Application. (1) Prevalence of gout and hyperuricemia in the U.S. general population: The National Health and Nutrition Examination Survey (NHANES) 2007-2016. Arthritis Rheum. 2019 Jun;71(6):991-999. (2) Approximate number of patients in our annual addressable target market in rheumatology and nephrology; Horizon estimate. (3) Horizon estimate of patients treated in 2020. (4) Horizon estimate. (5) Full-year 2021 KRYSTEXXA net sales guidance as of Nov. 3, 2021. By this presentation Horizon is not updating or confirming its prior guidance. (6) Horizon estimate of KRYSTEXXA peak US net sales of >$1B. (7) Horizon target.

HORIZON

21

KRYSTEXXA: Significant Opportunity Exists to Exceed $1B in U.S. Peak Annual Net Sales Growth Drivers: Objective to Increase Continued Strong Growth and Significant Total Patients and Vials Per Patient Peak Annual Net Sales Opportunity (2) >$1B Redefine KRYSTEXXA plus immunomodulation as the 1 standard of care 43% CAGR Expand utilization in core specialty (1) >$550M 2 areas and elevate urgency to treat Invest to improve $91M 3 the patient experience 2016 2017 2018 2019 2020 2021E Peak (1) Full-year 2021 KRYSTEXXA net sales guidance as of Nov. 3, 2021. By this presentation Horizon is not updating or confirming its prior guidance. (2) Horizon estimate. 22

Relaunch of UPLIZNA to Drive Increased Adoption; Expect Strong Double-Digit Net Sales Growth in the Years Ahead

UPLIZNA is the First and Only FDA-Approved B-Cell-Depleting Therapeutic for NMOSD

- **~10K:** Diagnosed NMOSD patients in the U.S.; **~8K** AQP4+[1]
- **400:** New diagnoses each year[1]
- Pursuing additional indications where B-cell dysregulation plays an important role

2020

- **FDA approved** for the treatment of NMOSD
- **Launched** by Viela Bio
- **$11.7M** of net sales[2]

2021

- **Expanded** commercial, patient services, site of care and payer support teams
- **Launched** our new brand campaign to reposition and differentiate UPLIZNA
- **Invested** in medical and scientific engagement to establish scientific leadership position in NMOSD
- **$46M** 9-mo. YTD net sales[3]

Long Term

- **>$1B** peak global annual net sales potential[4]
- **Raise awareness** of the benefits of UPLIZNA versus other therapies
- Drive **patient and physician conviction** of UPLIZNA
- **Expand** into Europe and other markets[5]
- MG, IgG4-RD and kidney transplant desensitization **data readouts in 2023**[6]
- Establish UPLIZNA as **leading treatment** in NMOSD, MG and IgG4-RD[7]

NMOSD: Neuromyelitis optica spectrum disorder. | AQP4: Aquaporin-4. | YTD: Year to date. | MG: Myasthenia gravis. | IgG4-RD: Immunoglobulin G4-related disease. (1) Horizon estimate. (2) Viela sales. (3) In Q1 2021, Horizon recognized $1.9M in sales following the acquisition; Viela reported $10.6M prior to the acquisition. (4) Horizon estimate of UPLIZNA peak global annual net sales of >$1B. Assumes three global indications in neuromyelitis optica spectrum disorder, myasthenia gravis and immunoglobulin G4-related disease. (5) Subject to regulatory approvals. (6) Because the UPLIZNA IgG4-RD trial is an event-driven trial, the readout timing may extend beyond 2023. (7) Subject to successful clinical trials and regulatory approval for MG and IgG4-RD indications.

HORIZON

23

UPLIZNA: Significant Opportunity Exists to Exceed $1B in Global Peak Annual Net Sales Growth Drivers: Objective in NMOSD to Transition UPLIZNA Global Net Sales Opportunity Existing Patients and Drive Uptake in New Patients (1) >$1B Drive awareness and understanding of UPLIZNA’s full range of benefits and 1 differentiated clinical profile Drive patient initiation and adherence, 2 and cultivate a positive patient experience Maximize the potential of UPLIZNA through additional indications 3 and global expansion 2020 2021E Peak (1) Horizon estimate of UPLIZNA peak global annual net sales of >$1B. Assumes three global indications in neuromyelitis optica spectrum disorder (NMOSD), myasthenia gravis (MG) and immunoglobulin G4-related disease (IgG4-RD). 24

Well-Positioned to Continue to Deliver Sustainable Top-Tier Growth and Shareholder Value

Expanding Pipeline to Drive Long-Term Growth

- **~$10B in total peak annual net sales potential[(1)] across current growth drivers and pipeline programs**
- **>20 programs in total**
- **8 data readouts anticipated in 2022-2023[(2)]**
- **10 potential approvals in the second half of the decade**

Top-Tier Growth Profile

Goal to generate strong DD net sales and adj. EBITDA growth, and adj. EBITDA margin expansion[(3)]



2021
2022
2023
2024

Generating Significant Return for Shareholders

Outperformed NBI for 1-, 3- and 5-year periods



47%
0%
451%
58%
566%
75%
1-year
3-year
5-year
Total Shareholder Return through Dec. 31, 2021
HZNP
NBI (Nasdaq Biotechnology Index)

EBITDA: Earnings before interest, taxes, depreciation, and amortization. Adjusted EBITDA is a non-GAAP measure; see reconciliations at the end of the presentation for a reconciliation of GAAP to non-GAAP measures. | DD: Double-digit.
(1) Horizon estimate of peak non-risk-adjusted sales for TEPEZZA, KRYSTEXXA, UPLIZNA, daxdilimab, dazodalibep, HZN-825 and ARO-XDH. UPLIZNA peak sales estimate assumes three global indications in neuromyelitis optica spectrum disorder, myasthenia gravis and immunoglobulin G4-related disease. Assumes each development program successfully completes clinical development, attains regulatory approval for Horizon's intended indications and is successfully commercialized. (2) Because the UPLIZNA IgG4-RD trial is an event-driven trial, the readout timing may extend beyond 2023. (3) Horizon's goals are to achieve strong double-digit net sales and adj. EBITDA growth for 3-year CAGR 2021 to 2024; and adj. EBITDA margin expansion. For illustrative purposes only; does not represent actual anticipated growth.

HORIZON

25

Note Regarding Use of Non-GAAP Financial Measures EBITDA, or earnings before interest, taxes, depreciation and amortization, adjusted EBITDA and leverage ratio are used and provided by Horizon as non-GAAP financial measures and include adjustments to GAAP figures. These non-GAAP measures are intended to provide additional information on performance, operations, expenses, profitability and cash flows. Adjustments to GAAP figures as well as adjusted EBITDA exclude acquisition and/or divestiture-related expenses, charges related to gain or loss from sale of assets, upfront, progress and milestone payments related to license and collaboration agreements, litigation settlements, loss on debt extinguishment, costs of debt refinancing, drug manufacturing harmonization costs, restructuring and realignment costs, the discontinuation of ACTIMMUNE development for Friedreich’s ataxia, the income tax effect on pre-tax non-GAAP adjustments and other non-GAAP income tax adjustments, as well as non-cash items such as share-based compensation, depreciation and amortization, non-cash interest expense, long-lived asset impairment charges and other non- cash adjustments. Certain other special items or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. Horizon maintains an established non-GAAP cost policy that guides the determination of what costs will be excluded in non- GAAP measures. Horizon believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of financial and operating performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of historical and expected 2020 financial results and trends and to facilitate comparisons between periods and with respect to projected information. In addition, these non-GAAP financial measures are among the indicators Horizon’s management uses for planning and forecasting purposes and measuring the Company's performance. For example, adjusted EBITDA is used by Horizon as one measure of management performance under certain incentive compensation arrangements. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies. Horizon has not provided a reconciliation of its full-year 2020 adjusted EBITDA estimate to a net income (loss) estimate because certain items such as acquisition/divestiture-related expenses and share-based compensation that are a component of net income (loss) cannot be reasonably estimated at this time due to the significant impact of the variability associated with the size or timing of acquisitions/divestitures and other factors related to Horizon’s year-end financial closing process. These components of net income (loss) could significantly impact Horizon’s actual net income (loss). 26

GAAP to Non-GAAP Reconciliation EBITDA and Adjusted EBITDA – Twelve Months Ended December 31 $ in thousands As discussed in an 8-K filed on Dec. 16, 2021, Horizon no longer excludes upfront and milestone payments related to collaboration and license agreements from its reported non-GAAP financial measures. The adj. EBITDA presented here for 2018-2020 conforms to the new classification and includes payments of approximately $33M and $9M from 2020 and 2019, respectively, which were excluded from prior presentations of adj. EBITDA. The impact on adj. EBITDA in 2018 was negligible. 27